                                                                      Exhibit 16

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                1933 ACT SEC FILING #                 1940 ACT SEC FILING #
ING Investors Trust                       33-23512                              811-5629
ING Equity Trust                          333-56881                             811-8817
ING Funds Trust                           333-59745                             811-8895
ING Investment Funds, Inc.                002-34552                             811-1939
ING Mayflower Trust                       33-67852                              811-7978
ING Mutual Funds                          33-56094                              811-7428
ING Variable Insurance Trust              333-83071                             811-9477
ING Variable Products Trust               33-73140                              811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                              811-8250
ING VP Natural Resources Trust            33-26116                              811-5710
USLICO Series Fund                        33-20957                              811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)                    811-5410
                                          333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                    333-54910                             811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Blaine E. Rieke
------------------------------------
Blaine E. Rieke, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                1933 ACT SEC FILING #                 1940 ACT SEC FILING #
ING Investors Trust                       33-23512                              811-5629
ING Equity Trust                          333-56881                             811-8817
ING Funds Trust                           333-59745                             811-8895
ING Investment Funds, Inc.                002-34552                             811-1939
ING Mayflower Trust                       33-67852                              811-7978
ING Mutual Funds                          33-56094                              811-7428
ING Variable Insurance Trust              333-83071                             811-9477
ING Variable Products Trust               33-73140                              811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                              811-8250
ING VP Natural Resources Trust            33-26116                              811-5710
USLICO Series Fund                        33-20957                              811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)                    811-5410
                                          333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                    333-54910                             811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ David W.C. Putnam
------------------------------------
David W.C. Putnam, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                1933 ACT SEC FILING #                 1940 ACT SEC FILING #
ING Investors Trust                       33-23512                              811-5629
ING Equity Trust                          333-56881                             811-8817
ING Funds Trust                           333-59745                             811-8895
ING Investment Funds, Inc.                002-34552                             811-1939
ING Mayflower Trust                       33-67852                              811-7978
ING Mutual Funds                          33-56094                              811-7428
ING Variable Insurance Trust              333-83071                             811-9477
ING Variable Products Trust               33-73140                              811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                              811-8250
ING VP Natural Resources Trust            33-26116                              811-5710
USLICO Series Fund                        33-20957                              811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)                    811-5410
                                          333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                    333-54910                             811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ J. Michael Earley
------------------------------------
J. Michael Earley, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety, and Michael J. Roland, and each of them individually, the true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant                                1933 ACT SEC FILING #                 1940 ACT SEC FILING #
ING Investors Trust                       33-23512                              811-5629
ING Equity Trust                          333-56881                             811-8817
ING Funds Trust                           333-59745                             811-8895
ING Investment Funds, Inc.                002-34552                             811-1939
ING Mayflower Trust                       33-67852                              811-7978
ING Mutual Funds                          33-56094                              811-7428
ING Variable Insurance Trust              333-83071                             811-9477
ING Variable Products Trust               33-73140                              811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                              811-8250
ING VP Natural Resources Trust            33-26116                              811-5710
USLICO Series Fund                        33-20957                              811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)                    811-5410
                                          333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                    333-54910                             811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ James M. Hennessy
-----------------------------
James M. Hennessy

      President and Chief Executive Officer

            ING Investors Trust

      President, Chief Executive Officer and Chief Operating Officer

            ING Equity Trust, ING Funds Trust, ING Investment Funds, Inc., ING Mayflower Trust, ING Mutual Funds, ING Variable Insurance Trust, ING Variable Products Trust, ING VP Emerging Markets Fund, Inc., ING VP Natural Resources Trust, USLICO Series Fund, ING Prime Rate Trust and ING Senior Income Fund.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                1933 ACT SEC FILING #                 1940 ACT SEC FILING #
ING Investors Trust                       33-23512                              811-5629
ING Equity Trust                          333-56881                             811-8817
ING Funds Trust                           333-59745                             811-8895
ING Investment Funds, Inc.                002-34552                             811-1939
ING Mayflower Trust                       33-67852                              811-7978
ING Mutual Funds                          33-56094                              811-7428
ING Variable Insurance Trust              333-83071                             811-9477
ING Variable Products Trust               33-73140                              811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                              811-8250
ING VP Natural Resources Trust            33-26116                              811-5710
USLICO Series Fund                        33-20957                              811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)                    811-5410
                                          333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                    333-54910                             811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Jock Patton
-------------------------------
Jock Patton, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Chairman and Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                1933 ACT SEC FILING #                 1940 ACT SEC FILING #
ING Investors Trust                       33-23512                              811-5629
ING Equity Trust                          333-56881                             811-8817
ING Funds Trust                           333-59745                             811-8895
ING Investment Funds, Inc.                002-34552                             811-1939
ING Mayflower Trust                       33-67852                              811-7978
ING Mutual Funds                          33-56094                              811-7428
ING Variable Insurance Trust              333-83071                             811-9477
ING Variable Products Trust               33-73140                              811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                              811-8250
ING VP Natural Resources Trust            33-26116                              811-5710
USLICO Series Fund                        33-20957                              811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)                    811-5410
                                          333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                    333-54910                             811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ John G. Turner
---------------------------------------------
John G. Turner, Chairman and Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety and James M. Hennessy, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant                                1933 ACT SEC FILING #                 1940 ACT SEC FILING #
ING Investors Trust                       33-23512                              811-5629
ING Equity Trust                          333-56881                             811-8817
ING Funds Trust                           333-59745                             811-8895
ING Investment Funds, Inc.                002-34552                             811-1939
ING Mayflower Trust                       33-67852                              811-7978
ING Mutual Funds                          33-56094                              811-7428
ING Variable Insurance Trust              333-83071                             811-9477
ING Variable Products Trust               33-73140                              811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                              811-8250
ING VP Natural Resources Trust            33-26116                              811-5710
USLICO Series Fund                        33-20957                              811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)                    811-5410
                                          333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                    333-54910                             811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Michael J. Roland
-------------------------
Michael J. Roland

      Executive Vice President and Chief Financial Officer

            ING Investors Trust

      Executive Vice President, Principal Financial Officer and Assistant Secretary

            ING Equity Trust, ING Funds Trust, ING Investment Funds, Inc., ING Mayflower Trust, ING Mutual Funds, ING Variable Insurance Trust, ING Variable Products Trust, ING VP Emerging Markets Fund, Inc., ING VP Natural Resources Trust, USLICO Series Fund, ING Prime Rate Trust and ING Senior Income Fund.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                1933 ACT SEC FILING #                 1940 ACT SEC FILING #
ING Investors Trust                       33-23512                              811-5629
ING Equity Trust                          333-56881                             811-8817
ING Funds Trust                           333-59745                             811-8895
ING Investment Funds, Inc.                002-34552                             811-1939
ING Mayflower Trust                       33-67852                              811-7978
ING Mutual Funds                          33-56094                              811-7428
ING Variable Insurance Trust              333-83071                             811-9477
ING Variable Products Trust               33-73140                              811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                              811-8250
ING VP Natural Resources Trust            33-26116                              811-5710
USLICO Series Fund                        33-20957                              811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)                    811-5410
                                          333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                    333-54910                             811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Paul S. Doherty
----------------------------------
Paul S. Doherty, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                1933 ACT SEC FILING #                 1940 ACT SEC FILING #
ING Investors Trust                       33-23512                              811-5629
ING Equity Trust                          333-56881                             811-8817
ING Funds Trust                           333-59745                             811-8895
ING Investment Funds, Inc.                002-34552                             811-1939
ING Mayflower Trust                       33-67852                              811-7978
ING Mutual Funds                          33-56094                              811-7428
ING Variable Insurance Trust              333-83071                             811-9477
ING Variable Products Trust               33-73140                              811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                              811-8250
ING VP Natural Resources Trust            33-26116                              811-5710
USLICO Series Fund                        33-20957                              811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)                    811-5410
                                          333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                    333-54910                             811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ R. Barbara Gitenstein
-----------------------------------------
R. Barbara Gitenstein, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                1933 ACT SEC FILING #                 1940 ACT SEC FILING #
ING Investors Trust                       33-23512                              811-5629
ING Equity Trust                          333-56881                             811-8817
ING Funds Trust                           333-59745                             811-8895
ING Investment Funds, Inc.                002-34552                             811-1939
ING Mayflower Trust                       33-67852                              811-7978
ING Mutual Funds                          33-56094                              811-7428
ING Variable Insurance Trust              333-83071                             811-9477
ING Variable Products Trust               33-73140                              811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                              811-8250
ING VP Natural Resources Trust            33-26116                              811-5710
USLICO Series Fund                        33-20957                              811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)                    811-5410
                                          333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                    333-54910                             811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Richard A. Wedemeyer
----------------------------------------
Richard A. Wedemeyer, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                1933 ACT SEC FILING #                 1940 ACT SEC FILING #
ING Investors Trust                       33-23512                              811-5629
ING Equity Trust                          333-56881                             811-8817
ING Funds Trust                           333-59745                             811-8895
ING Investment Funds, Inc.                002-34552                             811-1939
ING Mayflower Trust                       33-67852                              811-7978
ING Mutual Funds                          33-56094                              811-7428
ING Variable Insurance Trust              333-83071                             811-9477
ING Variable Products Trust               33-73140                              811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                              811-8250
ING VP Natural Resources Trust            33-26116                              811-5710
USLICO Series Fund                        33-20957                              811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)                    811-5410
                                          333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                    333-54910                             811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Roger B. Vincent
------------------------------------
Roger B. Vincent, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                1933 ACT SEC FILING #                 1940 ACT SEC FILING #
ING Investors Trust                       33-23512                              811-5629
ING Equity Trust                          333-56881                             811-8817
ING Funds Trust                           333-59745                             811-8895
ING Investment Funds, Inc.                002-34552                             811-1939
ING Mayflower Trust                       33-67852                              811-7978
ING Mutual Funds                          33-56094                              811-7428
ING Variable Insurance Trust              333-83071                             811-9477
ING Variable Products Trust               33-73140                              811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                              811-8250
ING VP Natural Resources Trust            33-26116                              811-5710
USLICO Series Fund                        33-20957                              811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)                    811-5410
                                          333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                    333-54910                             811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Thomas J. McInerney
---------------------------------------
Thomas J. McInerney, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                1933 ACT SEC FILING #                 1940 ACT SEC FILING #
ING Investors Trust                       33-23512                              811-5629
ING Equity Trust                          333-56881                             811-8817
ING Funds Trust                           333-59745                             811-8895
ING Investment Funds, Inc.                002-34552                             811-1939
ING Mayflower Trust                       33-67852                              811-7978
ING Mutual Funds                          33-56094                              811-7428
ING Variable Insurance Trust              333-83071                             811-9477
ING Variable Products Trust               33-73140                              811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                              811-8250
ING VP Natural Resources Trust            33-26116                              811-5710
USLICO Series Fund                        33-20957                              811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)                    811-5410
                                          333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                    333-54910                             811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Walter H. May
---------------------------------
Walter H. May, Director/Trustee